Exhibit 99.1

Contact:
Gary J. Fuges, CFA
ValueClick, Inc.
1.818.575.4677

VALUECLICK ANNOUNCES THIRD QUARTER 2009 RESULTS

Westlake Village, CA – October 27, 2009 – ValueClick, Inc. (Nasdaq: VCLK) today reported financial results for the third quarter ended September 30, 2009.

Revenue was $130.2 million. Adjusted-EBITDA1 was $33.4 million and adjusted-EBITDA margin was 25.7 percent. The Company generated approximately $22.6 million in free cash flow in the third quarter, defined as net cash from operations less capital expenditures. The consolidated balance sheet as of September 30, 2009 includes $182.5 million in cash, cash equivalents and marketable securities and no debt.

“Our continued focus on delivering performance-based solutions for our advertisers helped ValueClick generate another quarter of strong financial results,” said Tom Vadnais, chief executive officer of ValueClick. “In the fourth quarter, we anticipate sequential revenue growth in most of our businesses and continued adjusted-EBITDA margin strength. I remain confident in ValueClick’s competitive position due to our commitment to performance-based online marketing services, our proprietary technology platforms, and our operating expertise.”

GAAP net income was $25.0 million, or $0.29 per diluted common share. The Company recorded an income tax benefit in the third quarter of 2009 of $2.7 million due to favorable income tax adjustments recorded in the quarter. Excluding these adjustments and assuming the normalized 42 percent effective tax rate included in the Company’s previously-issued third quarter guidance, net income would have been $13.0 million, or $0.15 per diluted common share.

Non-GAAP net income, which excludes discontinued operations, stock-based compensation and amortization of intangible assets was $30.3 million, or $0.34 per diluted common share. A table reconciling GAAP net income from continuing operations to non-GAAP diluted net income per common share is included in this press release.

The comparison shopping & search segment and lead generation business within the media segment performed above the Company’s expectations for the quarter, while the Company’s other businesses performed in-line with expectations.

1 Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation. Please see the attached schedule for a reconciliation of GAAP net income to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

Business Outlook

Today, ValueClick is announcing guidance for the fourth quarter of 2009:

Guidance
Revenue	$128-$138 million
Adjusted-EBITDA	$32-$35 million
Mid-Point Adjusted-EBITDA Margin	~25%
GAAP diluted net income per common share	$0.15-$0.16
Non-GAAP diluted net income per common share	$0.21-$0.22

In the fourth quarter, the Company expects revenue in its media, affiliate marketing and technology segments to increase from their respective third quarter of 2009 levels. Specifically, the mid-point of guidance includes the following segment-level assumptions for revenue growth rates from third quarter 2009 revenue levels:

•	Media: up high single digits

•	Affiliate Marketing: up low to mid teens

•	Technology: up mid single digits

•	Comparison Shopping & Search: down mid to high teens

Within the media segment, the Company anticipates display revenue growth in the mid teens and flat growth in lead generation revenue relative to third quarter 2009 revenue.

Fourth quarter 2009 non-GAAP and GAAP diluted net income per common share guidance assume a 40 percent effective tax rate.

Conference Call Today at 4:30 p.m. ET

Tom Vadnais, chief executive officer, and John Pitstick, chief financial officer, will present an overview of the results and other factors affecting ValueClick’s financial performance for the third quarter during a conference call and webcast on October 27 at 4:30 p.m. ET. Investors and analysts may obtain the dial-in information through StreetEvents (www.streetevents.com). The live Webcast of the conference call will be available on the Investor Relations section of www.valueclick.com. A replay of the conference call will be available through November 3 at (888) 203-1112 and (719) 457-0820 (pass code: 3787414). An archive of the Webcast will also be available through November 3.

About ValueClick
ValueClick, Inc. (Nasdaq: VCLK) is one of the world’s largest integrated online marketing services companies, offering comprehensive and scalable solutions to deliver cost-effective customer acquisition for advertisers and transparent revenue streams for publishers. ValueClick’s performance-based solutions allow its customers to reach their potential through multiple online marketing channels, including affiliate and search marketing, display advertising, lead generation, ad serving and related technologies, and comparison shopping. ValueClick brands include Commission Junction, ValueClick Media, Mediaplex, Smarter.com, CouponMountain.com, and PriceRunner. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, and the risk that legislation and governmental regulation could negatively impact the Company’s performance. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on March 2, 2009; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	September 30,	December 31,
	2009	2008

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$159,041	$122,487
Marketable securities	—	2,175
Accounts receivable, net	78,382	108,611
Other current assets	18,043	20,515

Total current assets	255,466	253,788
Marketable securities, less current portion	23,498	25,750
Property and equipment, net	12,933	15,514
Goodwill	174,099	172,583
Intangible assets, net	61,974	80,042
Other assets	55,557	55,602

TOTAL ASSETS	$583,527	$603,279

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$96,480	$176,605
Non-current liabilities	61,943	73,195

Total liabilities	158,423	249,800
Total stockholders’ equity	425,104	353,479

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$583,527	$603,279

VALUECLICK, INC.
PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended September 30,
	(Unaudited)
	2009	2008

Revenue	$130,161	$148,065
Cost of revenue	39,042	51,381

Gross profit	91,119	96,684
Operating expenses:
Sales and marketing (Note 1)	36,495	49,434
General and administrative (Note 1)	18,401	38,637
Technology (Note 1)	7,027	11,777
Amortization of intangible assets acquired in business combinations	6,354	7,047

Total operating expenses	68,277	106,895

Income (loss) from operations	22,842	(10,211)
Interest income and other, net	(513)	(371)

Income (loss) before income taxes	22,329	(10,582)
Income tax benefit	(2,701)	(13,002)

Net income from continuing operations	25,030	2,420
Loss from discontinued operations, net of tax impact	—	(421)

Net income	$25,030	$1,999

Basic net income from continuing operations per common share	$0.29	$0.03

Diluted net income from continuing operations per common share	$0.29	$0.03

Basic net income per common share	$0.29	$0.02

Diluted net income per common share	$0.29	$0.02

Weighted-average shares used to compute basic net income per common share	87,194	89,571

Weighted-average shares used to compute diluted net income per common share	87,790	89,957

Note 1 – Includes stock-based compensation as follows:

	Three-month Period
	Ended September 30,
	(Unaudited)
	2009	2008
Sales and marketing	$406	$12,322
General and administrative	1,565	23,191
Technology	191	3,421

Total stock-based compensation	$2,162	$38,934

VALUECLICK, INC.
PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Nine-month Period
	Ended September 30,
	(Unaudited)
	2009	2008

Revenue	$395,566	$475,715
Cost of revenue	122,838	151,675

Gross profit	272,728	324,040
Operating expenses:
Sales and marketing (Note 1)	110,249	144,077
General and administrative (Note 1)	51,630	79,041
Technology (Note 1)	22,011	30,857
Amortization of intangible assets acquired in business combinations	18,893	22,384

Total operating expenses	202,783	276,359

Income from operations	69,945	47,681
Interest income and other, net	516	4,086

Income before income taxes	70,461	51,767
Income tax expense	17,342	13,586

Net income from continuing operations	53,119	38,181
Loss from discontinued operations, net of tax impact	—	(526)

Net income	$53,119	$37,655

Basic net income from continuing operations per common share	$0.61	$0.41

Diluted net income from continuing operations per common share	$0.61	$0.40

Basic net income per common share	$0.61	$0.40

Diluted net income per common share	$0.61	$0.40

Weighted-average shares used to compute basic net income per common share	87,032	94,202

Weighted-average shares used to compute diluted net income per common share	87,489	94,864

Note 1 – Includes stock-based compensation as follows:

	Nine-month Period
	Ended September 30,
	(Unaudited)
	2009	2008
Sales and marketing	$1,617	$15,584
General and administrative	4,720	29,593
Technology	945	4,709

Total stock-based compensation	$7,282	$49,886

VALUECLICK, INC.
RECONCILIATION OF NET INCOME FROM CONTINUING
OPERATIONS TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended September 30,
	(Unaudited)
	2009	2008
Net income from continuing operations	$25,030	$2,420
Interest income and other, net	513	371
Provision for income taxes	(2,701)	(13,002)
Amortization of intangible assets acquired in business combinations	6,354	7,047
Depreciation and leasehold amortization	2,041	2,413
Stock-based compensation	2,162	38,934

Adjusted-EBITDA	$33,399	$38,183

	Nine-month Period
	Ended September 30,
	(Unaudited)
	2009	2008
Net income from continuing operations	$53,119	$38,181
Interest income and other, net	(516)	(4,086)
Provision for income taxes	17,342	13,586
Amortization of intangible assets acquired in business combinations	18,893	22,384
Depreciation and leasehold amortization	6,363	7,258
Stock-based compensation	7,282	49,886

Adjusted-EBITDA	$102,483	$127,209

Note 1 – “Adjusted-EBITDA” (GAAP net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company’s performance because it eliminates the effects of period-to-period changes in income from interest on the Company’s cash and marketable securities and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company’s business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company’s business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP NET INCOME FROM CONTINUING OPERATIONS TO NON-
GAAP DILUTED NET INCOME PER COMMON SHARE (Note 1)
(In thousands)

	Three-month Period
	Ended September 30,
	2009	2008
GAAP net income from continuing operations	$25,030	$2,420
Stock-based compensation	2,162	38,934
Amortization of intangible assets acquired in business combinations	6,354	7,047
Tax impact of above items	(3,282)	(17,987)

Non-GAAP net income	$30,264	$30,414

Non-GAAP diluted net income per common share	$0.34	$0.34

Weighted-average shares used to compute non-GAAP diluted net income per common share	87,790	89,957

	Nine-month Period
	Ended September 30,
	2009	2008
GAAP net income from continuing operations	$53,119	$38,181
Stock-based compensation	7,282	49,886
Amortization of intangible assets acquired in business combinations	18,893	22,384
Tax impact of above items	(9,894)	(27,947)

Non-GAAP net income	$69,400	$82,504

Non-GAAP diluted net income per common share	$0.79	$0.87

Weighted-average shares used to compute non-GAAP diluted net income per common share	87,489	94,864

Note 1 – “Non-GAAP diluted net income per common share” (GAAP diluted net income from continuing operations per common share before the impact of stock-based compensation, amortization of intangibles, and other non-recurring events) included in this press release is a non-GAAP financial measure.

Non-GAAP diluted net income per common share, as defined above, may not be similar to non-GAAP diluted net income per common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP diluted net income per common share provides useful information to investors about the Company’s performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company’s business operations. Management uses non-GAAP diluted net income per common share in evaluating the overall performance of the Company’s business operations.

Though management finds non-GAAP diluted net income per common share useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP diluted net income per common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP diluted net income per common share provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP DILUTED NET INCOME PER COMMON SHARE
TO PRO FORMA DILUTED NET INCOME PER COMMON SHARE (Note 1)
(In thousands)

	Three-month Period
	Ended September 30,
	2009	2008
GAAP net income from continuing operations	$25,030	$2,420
Stock based compensation related to tender offer
Gross impact	—	33,084
Tax impact	—	(13,234)
Impact of tax adjustments	(12,079)	(9,118)

Pro forma net income from continuing operations	$12,951	$13,152

Pro forma diluted net income per common share	$0.15	$0.15

Weighted-average shares used to compute pro forma diluted net income per common share	87,790	89,957

Note 1 – “Pro forma net income per diluted common share” (GAAP net income per diluted common share before the impact of accelerated stock-based compensation associated with the Company’s stock option tender offer in the third quarter of 2008 and before the impact of significant tax adjustments) included in this press release is a non-GAAP financial measure.

Pro forma net income per diluted common share, as defined above, may not be similar to pro forma net income per diluted common share measures used by other companies and is not a measurement under GAAP. Management believes that pro forma net income per diluted common share provides useful information to investors about the Company’s performance because it eliminates the effects of non-recurring items which are not directly attributable to the underlying performance of the Company’s business operations. Management uses pro forma net income per diluted common share in evaluating the overall performance of the Company’s business operations.

Though management finds pro forma net income per diluted common share useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management always uses pro forma net income per diluted common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that pro forma net income per diluted common share provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)

	Three-month Period Ended		Nine-month Period Ended
	September 30,		September 30,
	(Unaudited)		(Unaudited)
	2009	2008	2009	2008

Media:
Revenue	$55,941	$76,190	$178,174	$227,313
Cost of revenue	29,289	35,231	87,808	100,743

Gross profit	26,652	40,959	90,366	126,570
Operating expenses	15,240	21,691	50,736	72,135

Segment income from operations	$11,412	$19,268	$39,630	$54,435

Comparison Shopping and Search:
Revenue	$41,536	$36,580	$117,828	$139,091
Cost of revenue	5,366	10,484	21,287	36,071

Gross profit	36,170	26,096	96,541	103,020
Operating expenses	25,002	18,760	68,646	69,989

Segment income from operations	$11,168	$7,336	$27,895	$33,031

Affiliate Marketing:
Revenue	$26,342	$29,315	$80,359	$90,342
Cost of revenue	3,692	5,081	11,612	13,807

Gross profit	22,650	24,234	68,747	76,535
Operating expenses	9,505	11,031	28,921	33,151

Segment income from operations	$13,145	$13,203	$39,826	$43,384

Technology:
Revenue	$6,638	$6,690	$20,179	$21,329
Cost of revenue	933	1,161	2,815	3,017

Gross profit	5,705	5,529	17,364	18,312
Operating expenses	2,882	2,716	8,279	8,221

Segment income from operations	$2,823	$2,813	$9,085	$10,091

Total segment income from operations	$38,548	$42,620	$116,436	$140,941
Corporate expenses	(7,190)	(6,850)	(20,316)	(20,990)
Stock-based compensation	(2,162)	(38,934)	(7,282)	(49,886)
Amortization of intangible assets	(6,354)	(7,047)	(18,893)	(22,384)

Consolidated income (loss) from	$22,842	$(10,211)	$69,945	$47,681
operations

Reconciliation of segment revenue to consolidated revenue:
Media	$55,941	$76,190	$178,174	$227,313
Comparison Shopping and Search	41,536	36,580	117,828	139,091
Affiliate Marketing	26,342	29,315	80,359	90,342
Technology	6,638	6,690	20,179	21,329
Inter-segment eliminations	(296)	(710)	(974)	(2,360)

Consolidated revenue	$130,161	$148,065	$395,566	$475,715